UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                   May 4, 2005

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

             0-29798                                    23-1408659
             -------                                    ----------
    (Commission File Number)             (I.R.S. Employer Identification Number)

        2530 Riva Road, Suite 201
        Annapolis, Maryland                                  21401
        -------------------------                            -----
  (Address of principal executive office)                  (Zip code)

               Registrant's telephone number, including area code

                                 (410) 224-4415

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.


On May 4, 2005, CompuDyne Corporation (the "Company") received a notice from the Listing Qualifications Department of The Nasdaq Stock Market stating that due to the Company's failure to timely file its Sarbanes-Oxley 404 Report, the Company was no longer in compliance with the requirements of Marketplace Rule 4310(c)(14) and unless the Company filed an appeal with The Nasdaq Stock Market's Listings Qualifications Panel (the "Panel") in accordance with the Marketplace Rules 4800 Series it would be delisted.

The Company has timely filed its appeal to the delisting to the Panel and is working diligently to file its 404 Report.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.


(b)  Not applicable.


(c)  The following exhibit is filed herewith:

Exhibit 99           Press Release dated May 16, 2005

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date: May 16, 2005



                                             COMPUDYNE CORPORATION



                                             By: /s/ Geoffrey F. Feidelberg
                                                 --------------------------
                                                 Geoffrey F. Feidelberg
                                             Its: Chief Financial Officer